Moody National REIT II, Inc. 10-K

EXHIBIT 10.46

March 28, 2018

Moody National Operating Partnership II, LP c/o Moody National Companies 6363 Woodway Drive, Suite 110 Houston, Texas 77057 Attention: Brett C. Moody, CEO

Re:	Credit Facility with KeyBank National Association

Ladies and Gentlemen:

Reference is hereby made to that certain loan arrangement (the “Loan Arrangement”) entered into by KeyBank National Association, as Administrative Agent and Lender (collectively, the “Agent”) and Moody National Operating Partnership II, LP, as Borrower, and certain affiliates of the Borrower, as Guarantors, which loan arrangement is evidenced by, among other documents and instruments, that certain Term Loan Agreement dated as of September 27, 2017, as modified by that certain Letter Agreement dated December 27, 2017 (the “Loan Agreement”; unless otherwise defined herein capitalized terms shall have the definitions provided in the Loan Agreement). In connection therewith, the Agent and the Borrower have agreed to modify and/or waive certain conditions set forth in the Loan Agreement in the manner set forth herein. Accordingly, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Agent and the Borrower hereby agree as follows:

1.

§9.4 of the Loan Agreement is hereby amended by deleting the reference contained therein to “March 31, 2018” and replacing same with “June 30, 2018”.

2.

This letter agreement, which may be executed in multiple counterparts, constitutes one agreement and delivery of a signature page by pdf or other similar electronic means shall, for all purposes, constitute delivery of an original signature page. This letter agreement shall be governed by and construed in accordance with the laws of the State of New York.

3.

By their execution hereof, the Borrower and each Guarantor acknowledge and represent that, after giving effect to the terms of this letter, no Default or Event of Default is currently in existence under the Loan Documents.

4.

Except as expressly provided herein, all provisions, terms and conditions of the Credit Agreement and all other documents and instruments executed in connection therewith shall remain in full force and effect. The execution, delivery and effectiveness of this letter agreement shall not operate as a waiver of any right, power or remedy of the Agent and the Lenders under any Loan Document, nor constitute a waiver of any provision of any Loan Document, except as expressly set forth herein. The Borrower hereby acknowledges and agrees that all representations and warranties made by the Borrower under the Loan Documents continue to remain true and accurate in all material respects, with the exception of those that expressly relate to an earlier date.

5.

The Borrower and each Guarantor hereby acknowledge and agree that they have no claims, counterclaims, offsets or defenses against the Agent or the Lenders with respects to the amounts outstanding under Loan Documents or otherwise in connection with the Loan Arrangement, and to the extent such claims, counterclaims, offsets or defenses should exist, the Borrower and each Guarantor each hereby expressly waive same and release the Agent and the Lenders from all liability in connection therewith.

SIGNATURES ON FOLLOWING PAGE

Moody National Operating Partnership II, LP

c/o Moody National Companies

March 28, 2018

Very truly yours,

AGENT:
KEYBANK NATIONAL ASSOCIATION

By:	/s/ Jennifer L. Power
Name:	Jennifer L. Power
Title:	Vice President

BORROWER:
MOODY NATIONAL OPERATING PARTNERSHIP II, LP, a Delaware limited partnership

By:	Moody National REIT II, Inc., a Maryland corporation, its General Partner

	By:	/s/ Brett C. Moody
	Name:	Brett C. Moody
	Title:	President

Moody National Operating Partnership II, LP

c/o Moody National Companies

March 28, 2018

ACKNOWLEDGED AND AGREED:

MOODY NATIONAL REIT II, INC., a Maryland corporation

By:	/s/ Brett C. Moody
Name:	Brett C. Moody
Title:	President

MN REIT II TRS, INC., a Delaware corporation

By:	/s/ Brett C. Moody
Name:	Brett C. Moody
Title:	President

MOODY NATIONAL 1 POLITO LYNDHURST HOLDING, LLC, MOODY NATIONAL INTERNATIONAL-FORT WORTH HOLDING, LLC, MN LYNDHURST VENTURE, LLC, MN FORT WORTH VENTURE, LLC, each a Delaware limited liability company

By:	/s/ Brett C. Moody
Name:	Brett C. Moody
Title:	President